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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): July 10, 2001




                            SECOM GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)





DELAWARE                          0-14299                        87-0410875
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


                     P.O. BOX 637, BRIGHTON, MICHIGAN 48116
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (810) 499-8276


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ITEM 5. OTHER INFORMATION.

Effective immediately, the Company's new corporate address is P.O. Box 637, Brighton, Michigan 48116. The Company's new telephone number is (810) 499-8276.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.







                                                SECOM GENERAL CORPORATION
                                                (Registrant)


                                                By: /s/  Scott J. Konieczny
                                                    --------------------------
                                                         Scott J. Konieczny


                                                Its:  Chief Financial Officer
                                                    --------------------------




Dated: July 10, 2001